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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)................. March 29, 1999



                         KAIRE HOLDINGS INCORPORATED.
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            (Exact name of registrant as specified in its charter)


          Delaware                    0-15501             13-3367421
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(State or other jurisdiction of      (Commission    (I.R.S. employer
incorporation or organization)       file number)   identification number)

2139 Pontius, Los Angeles, California                                90021
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(Address of principal executive offices)                        (Zip Code)


      Registrant's Telephone number, including area code: (310) 312-9652
                                                          --------------

                    INTERACTIVE MEDICAL TECHNOLOGIES, LTD.
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 (former, name, address and former fiscal year, if changed since last report)
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Item 4. Changes in Registrant's Certifying Accountant

           On or about March 29, 1999 the Registrant's Board of Director's approved the engagement of Berg & Company to serve as the Company's independent public accountants and to be the principal accountants to conduct the audit of the Company's financial statements for the fiscal year ending December 31, 1998, replacing the firm of Singer Lewak Greenbaum & Goldstein, who had been engaged to audit the Company's financial statements for the fiscal years ended December 31, 1996 and 1997. The former accountant's opinion contained a going concern disclaimer. Management of the Company knows of no past disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope.


Item 6. Resignation of Registrant's Director

           On or about March 29, 1999 Peter Benz resigned as President and as a member of the Board of Directors of Kaire Holdings, Inc.

Item 7(c)  Exhibits.

           The following exhibit is filed as part of this report in accordance with the provision of Item 601 of Regulation S-B:

Exhibit    Name of Exhibit
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16         Letter of Change in certifying accountant
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  April 8, 1999       Kaire Holdings Incorporated

                               By: /s/  Owen M. Naccarato
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                                        Owen M. Naccarato
                                        (Chief Financial Officer and Director)